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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                    ------

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                    ------

                       Date of Report: January 28, 1997
              (Date of earliest event reported: January 21, 1997)

                      MOBLEY ENVIRONMENTAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                        0-19497              75-2242963

(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 Incorporation of organization)                              Identification No.)

                               4415 E. GREENWOOD
                              BAYTOWN, TEXAS 77520
                            (Address of registrant's
                          principal executive offices)

                                (281) 383-7033
             (Registrant's telephone number, including area code:)

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ITEM 5.  OTHER EVENTS

         On January 20, 1997, Mobley Environmental Services, Inc.
         (the "Company") completed the sale of its oilfield services assets to Dawson Production Services, Inc. The Company had previously announced the signing of a letter of intent for the sale of such assets on November 4, 1996.

         The sale resulted in the Company receiving $4.9 million in cash and a subordinated note for $500,000, due in January 1999. The Company used the cash proceeds to reduce its outstanding bank indebtedness by $3.3 million, with the remainder being used to fund transaction expenses and for working capital purposes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         7(c) EXHIBITS.

         Exhibit 99(a): Press release dated January 21, 1997 announcing completion of sale of oilfield services assets to Dawson Production Services, Inc.




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                                   SIGNATURES

   Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 28, 1997           MOBLEY ENVIRONMENTAL SERVICES, INC.



                                  By:  /s/ W. Christopher Chisholm
                                      ----------------------------------------
                                       W. Christopher Chisholm, Vice President
                                       and Chief Financial Officer




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                                    EXHIBIT INDEX


EXHIBIT
NUMBER     DESCRIPTION
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99(a)      Press release dated January 21, 1997 announcing completion of sale of oilfield services assets to Dawson Production Services, Inc.









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